UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

June 1, 2017

Date of Report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona		85008
(Address of principal executive offices)		(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CRF 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements of Certain Officers

Amended and Restated Employment Agreement with Mr. Jackson:

Effective June 1, 2017, Mr. Keith D. Jackson, Chief Executive Officer and President of ON Semiconductor Corporation (the “Corporation”), and the Corporation entered into an amended and restated employment agreement relating to Mr. Jackson’s employment with the Corporation (the “Jackson Agreement”), which agreement had been previously approved by the Board of Directors of the Corporation (the “Board”) and its Compensation Committee. The Jackson Agreement generally consolidates all prior amendments to the employment agreement between the Corporation and Mr. Jackson, removes certain historical provisions that are no longer applicable, adds certain government agency exceptions to the confidentiality provisions contained therein, and incorporates certain other clarifying changes. Additionally, in order to provide better alignment with existing market practices relating to post-termination compensation, the Jackson Agreement provides that in the event that the Corporation terminates Mr. Jackson’s employment without Cause (as defined in the Jackson Agreement) or Mr. Jackson terminates employment with the Corporation for Good Reason (as defined in the Jackson Agreement) within 24 months after a Change in Control (as defined in the Jackson Agreement) of the Corporation, then Mr. Jackson would, in addition to all other post-termination compensation payable to him pursuant to his previous employment agreement with the Corporation, be entitled to an additional cash payment in an amount equal to two times his total target bonus for one year under the Corporation’s bonus program in effect as of the date of his termination (the “Jackson CIC Benefit”). The material terms of the Jackson Agreement are otherwise consistent with the material terms of his previous employment agreement with the Corporation, as amended.

The above description of the Jackson Agreement is qualified in its entirety by reference to the Jackson Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Amendments to Employment Agreements with Messrs. Gutmann, Hall, and Schromm:

Effective June 1, 2017, each of Mr. Bernard Gutmann, Executive Vice President, Chief Financial Officer, and Treasurer of the Corporation, Mr. William M. Hall, Executive Vice President and General Manager, Power Solutions Group of the Corporation, and Mr. William A. Schromm, Executive Vice President and Chief Operating Officer of the Corporation (collectively, the “Executives”), entered into an amendment to his employment agreement with the Corporation (collectively, the “EVP Amendments”), which amendments had been previously approved by the Board and its Compensation Committee. Consistent with the Jackson Agreement, the EVP Amendments add certain government agency exceptions to the confidentiality provisions contained therein and incorporate certain other clarifying changes. Additionally, the EVP Amendments provide the Executives with an enhanced change in control benefit identical to the Jackson CIC Benefit except that each Executive would, in addition to all other post-termination compensation payable to him pursuant to his previous employment agreement with the Corporation, be entitled to an additional cash payment in an amount equal to his total target bonus for one year under the Corporation’s bonus program in effect as of the date of his termination (the “Executive CIC Benefit”). The material terms of the employment agreements for the Executives, as amended by the EVP Amendments, are otherwise consistent with the material terms of their previous employment agreements with the Corporation.

The above description of the EVP Amendments is qualified in its entirety by reference to the EVP Amendments, copies of which are filed as Exhibits 10.2-10.4 to this Current Report on Form 8-K and which are incorporated herein by reference.

Key Officer Severance and Change of Control Agreement with Mr. Rashid:

Effective June 1, 2017, Mr. Mamoon Rashid, Senior Vice President, Strategic Business Ventures of the Corporation, entered into a Key Officer Severance and Change of Control Agreement with the Corporation (the “Rashid Agreement”), which agreement had been previously approved by the Board and its Compensation Committee and which supersedes and replaces his previous employment agreement with the Corporation and all related agreements. Consistent with the EVP Amendments, the Rashid Agreement adds certain government agency exceptions to the confidentiality provisions contained therein, adds the Executive CIC Benefit, and incorporates certain other clarifying changes.

The above description of the Rashid Agreement is qualified in its entirety by reference to the Rashid Agreement, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The below exhibits are furnished as part of this report.

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement with Keith Jackson effective June 1, 2017

10.2	Amendment No. 1 to Employment Agreement with Bernard Gutmann effective June 1, 2017

10.3	Amendment No. 2 to Employment Agreement with William M. Hall effective June 1, 2017

10.4	Amendment No. 1 to Employment Agreement with William A. Schromm effective June 1, 2017

10.5	Key Officer Severance and Change of Control Agreement with Mamoon Rashid effective June 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION

(Registrant)

Date: June 2, 2017	By:	/s/ GEORGE H. CAVE
	Name:	George H. Cave
	Title:	Executive Vice President, General Counsel, Chief Compliance & Ethics Officer, Chief Risk Officer and Secretary

EXHIBIT INDEX

The below exhibits are furnished as part of this report.

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement with Keith Jackson effective June 1, 2017

10.2	Amendment No. 1 to Employment Agreement with Bernard Gutmann effective June 1, 2017

10.3	Amendment No. 2 to Employment Agreement with William M. Hall effective June 1, 2017

10.4	Amendment No. 1 to Employment Agreement with William A. Schromm effective June 1, 2017

10.5	Key Officer Severance and Change of Control Agreement with Mamoon Rashid effective June 1, 2017